EXHIBIT 10.4

                      Commercial Premium Finance Agreement
                             AFCO PREMIUM CREDIT LLC
                   A Joint Venture of AFCO Credit Corporation
                               and Marsh USA Inc.
             2951 FLOWERS ROAD SOUTH, SUITE #132, ATLANTA, GA 30341
               TEL NOS. (770) 455-4850 (800) 288-5410                Page 1 of 2

---------------------------------------------------------------    ------------------------------------------------------------
Agent (Name and Address)            63-10-01006-0                  Insured (Name and Address as shown on the policy)

MARSH USA INC.                                                     CRYOLIFE, INC.
Attn: NICK MCKLOSKEY                                               Attn:  MR. ASHLEY LEE
3475 PIEDMONT ROAD STE. 1200                                       1655 ROBERTS BLVD. NW
ATLANTA, GA  30305                                                 KENNESAW, GA 30144
(404) 760-0112                                                     (770) 419-3355
---------------------------------------------------------------    ------------------------------------------------------------


A) Total Premiums             B) Down Payment          C) Amount Financed        D) Finance Charge       (E) Total Payments
--------------------------    ---------------------    ----------------------    --------------------    ----------------------
             2,442,950.00               500,000.00              1,942,950.00               26,407.50              1,969,357.50
--------------------------    ---------------------    ----------------------    --------------------    ----------------------
F) Annual Percentage Rate     No. of Payments          Amount of Payments      First Installment Due     Installment Due Dates
--------------------------    ---------------------    ----------------------    --------------------    ----------------------
                   3.250%              9 (Monthly)                218,817.50              05/01/2004                       1st
--------------------------    ---------------------    ----------------------    --------------------    ----------------------

                                                         SCHEDULE OF POLICIES
--------------- ------------ ----------------------------------------------------- ----------- ----------- --------------------
Policy Prefix    Effective    Name of Insurance Company and Name and Address of     Type of     Months          Premiums $
 and Numbers      Date of      General or Policy Issuing Agent or Intermediary      Coverage    Covered
                Policy/Inst.
--------------- ------------ ----------------------------------------------------- ----------- ----------- --------------------
                04/01/2004   SEE ATTACHED ADDENDA A&B                                 MISC         12         2,442,950.00

                             The terms of this Agreement are continued on Addenda A & B. annexed hereto and made a part hereof.

                             Insured's Initials    X_______________


--------------- ------------ ----------------------------------------------------- ----------- ----------- --------------------

(1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Premium Credit LLC ("AFCO"), a joint venture of AFCO Credit Corporation and Marsh USA Inc., is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law, Section 2119, is imposed are in connection with obtaining and servicing the policies listed herein. NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

                 INSURED AGREES TO THE TERMS SET FORTH ABOVE AND
                       ON THE LAST PAGE OF THIS AGREEMENT

   CryoLife, Inc.                    /s/ D.A. Lee                                                  VP & CFO             4/13/04
---------------------------     --------------------------------------------------------        --------------          -------
INSURED'S NAME                  SIGNATURE OF INSURED OR AUTHORIZED REPRESENTATIVE               TITLE                   DATE

04212004GAcgexdxibxxdxdbabxxd

                         AGENT OR BROKER REPRESENTATIONS

The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements.  5. No audit or  reporting  form  policies,  policies  subject  to retrospective rating or minimum earned premium are induced. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

     IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

_____________________________       X_______________________________________    _____________________     _______________
AGENT OR BROKER                     SIGNATURE OF AGENT OR BROKER                  TITLE                   DATE

(2) ASSIGNMENT OF AGREEMENT: This agreement will be assigned and transferred to and serviced by AFCO Credit Corporation.

(3) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (15), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.


(4) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

(5) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

(6) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

(7) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.

(8) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

(9) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

(10) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.

(11) FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.

(12) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.

(13) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

(14) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

(15) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

(16) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge. If permitted, up to the limit specified by law.

(17) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.

(18) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

(19) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

(20) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

(21) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.

(22) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

(23) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

(24) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (6). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.


                                                       -------------------------
                                                       INSURED'S INITIAL
                                                       -------------------------
                                                       /s/
                                                       -------------------------

ADDENDUM A       CRYOLIFE INC.

The policies set forth below were placed by Marsh USA Inc. on behalf of the insured.

Marsh USA Inc. makes the Broker Representations set forth on the facing page of the Premium Finance Agreement to which this Attachment A is attached, as the same may have been modified or amended by agreement between Marsh USA Inc. and AFCO Credit Corporation, only with respect to the policies listed below.

SCHEDULE OF POLICIES
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
EFF. DATE               INSURANCE CO.           POLICY NUMBER           COVERAGE             TERM               PREMIUM
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
4/1/04                 Federal Ins Co            81796424                Epl                  12                        70,200
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
4/1/04                 Columbia Casualty        ADT20549892           Products                12                     1,388,750
                       Co                          61-1
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                                                                         Tax                                            55,550
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
4/1/04                 Federal Ins Co           7163-89-98               Wc                   12                       303,450
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
4/1/04                 Service Placement                                Misc                  12                       125,000
                       Fee
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                       TOTAL                                                                                        $1,942,950
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------


MARSH USA INC.


SIGNATURE:    /s/  David M.
           ---------------------------------

TITLE:   Vice President

DATE:   4-14-04

ADDENDUM B                CRYOLIFE INC


The policies set forth below were placed by Marsh Global Broking (Bermuda) Ltd. on behalf of the insured. By its signature below, Marsh Global Broking (Bermuda) Ltd. makes the Agent or Broker Representations set forth on the facing page of the Commercial Premium Finance Agreement to which this Attachment B is attached, as the same may have been modified or amended by agreement between Marsh USA Inc. and AFCO Credit Corporation, only with respect to the policies listed below.



SCHEDULE OF POLICIES
------------ ----------------------- --------------------------- ----------------- ---------- ----------------
EFF. DATE         INSURANCE CO.             POLICY NUMBER               COVERAGE      TERM        PREMIUM
------------ ----------------------- --------------------------- ----------------- ---------- ----------------
4/1/04       Max Re                      3816-317-CLM-2004             Umb            12           500,000
------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------

------------ ----------------------- --------------------------- ----------------- ---------- ----------------
             TOTAL                                                                                $500,000
------------ ----------------------- --------------------------- ----------------- ---------- ----------------



GLOBAL BROKING BERMUDA


SIGNATURE:  /s/ Elizabeth
       ----------------------------------------------

TITLE:  AVP

DATE:  4/12/04

---------------- -------- ----------------------------------------------------------------------------- -----------------------
AFCO                      2951 FLOWERS RD. SOUTH ATLANTA GA 30341                                           REFER TO THIS
                          TEL 770-455-4850/800-288-5410                                                      ACCOUNT NO.
                                                                                                        IN ALL CORRESPONDENCE
                                                      NOTICE OF ACCEPTANCE                                    63-09301-7
---------------- -------- ----------------------------------------------------------------------------- -----------------------
     TOTAL PREMIUMS          DOWN PAYMENT     AMOUNT FINANCED        FINANCE       TOTAL OF PAYMENTS          ANNUL PER-
                                                                     CHARGE                                  CENTAGE RATE

      2,442,950.00            500,000.00        1,942,950.00        26,407.50         1,969,357.50              3.25%
-------------------------------------------------- ---------------------------------------------------- -----------------------
INSURED (NAME AND ADDRESS)                         AGENT OR BROKER SUBMITTING AGREEMENT (NAME AND
CRYOLIFE INC                                       ADDRESS)
ATTN: MR ASHLEY LEE                                MARSH USA INC
1655 ROBERTS BLVD NW                               ATTN: NICK MCKLOSKEY
KENNESAW                  GA 30144                 3475 PIEDMONT ROAD STE 1200
                                                   ATLANTA                      GA 30305
-------------------------------------------------- ---------------------------------------------------- -----------------------
                                                                                                        AMOUNT OF INSTALLMENT
                                                                                                            9@ 218,817.50
-------------------------- ----------------------------- -------------------- --------- --------------- -----------------------
DATE OF NOTICE & ACCEPT                                   FINAL PAYMENT DUE   DAY DUE    NO. & FREQ.
  04/15/04                                                  MO. 01 YR. 05        1        OF INSTS.
                                                                                           9 (MTH)
-------------------------------------------------------------------------------------------------------------------------------
                              SCHEDULE OF POLICIES
-------------------------------------------------------------------------------------------------------------------------------
        POLICY PREFIX           EFFECTIVE       FULL NAME OF INSURER AND GENERAL     COVERAGE  POLICY          PREMIUM
         AND NUMBER                DATE                     AGENT(S)                  FIRE,    TERM IN         FINANCED
                                OF POLICY    OTHER THAN SUBMITTING PRODUCER TO WHOM   AUTO     MONTHS
                                OR ANNUAL         COPY OF THIS NOTICE WAS SENT       ________  COVERED
                               INSTALLMENT                                                     BY PREM.
------------------------------ ------------- --------------------------------------- --------- --------- ----------------------
81796424                       04/01/04      FEDERAL INS CO                          PL           12              70,200.00
  7163-89-98                   04/01/04      FEDERAL INS CO                          WC           12             303,450.00

                               04/01/04      COLUMBIA CASUALTY COMPANY               PROD         12           1,388,750.00
                                                          TAX                                                     55,550.00

                                             SERVICE PLACEMENT FEES                                              125,000.00

3816-317-CLM-2004              04/01/04      MAX RE LTD/MARSH GLOBAL BROKING         UMB          12             500,000.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
TO THE INSURED:  YOUR PREMIUM FINANCE AGREEMENT HAS BEEN ACQUIRED BY AFCO CREDIT CORP.
----------------------------------------------------------------------------------------------------------------------------------
We are pleased to notify you that we have accepted your                         |_|  If this is a regular monthly payment plan,
premium finance agreement subject to verification by the                             your coupons are enclosed.
insurance companies. We have credited the down
payment to your account.                                                        |X|  If your payment is other than monthly or on a
                                                                                     special monthly advance billing, we will
                                                                                     remind you of your installment payments.
We urge you to read your premium finance agreement so that
you are aware of your rights and duties under that
agreement as well as possible penalties that might be                           PLEASE SEND THE PROPER NOTICE AND WRITE YOUR
assessed against you in the event that the                                      ACCOUNT NUMBER ON YOUR CHECK OR MONEY
terms of the agreement are not complied with.                                   ORDER TO INSURE PROMPT CREDITING OF
                                                                                THE PAYMENT TO YOUR ACCOUNT.
----------------------------------------------------------------------------------------------------------------------------------


                     -----------------------------------------------------------------------
                      If you have any questions, please contact our processing center for assistance
                          4501 COLLEGE BLVD., SUITE 320
                             LEAWOOD, KS 66211-2328
                                                TEL 800-288-6901
                     -----------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

PLEASE NOTE:            IF THE PREMIUMS BEING FINANCED ARE FOR THE PURCHASE OF INSURANCE FOR
                        PERSONAL, FAMILY OR HOUSEHOLD PURPOSES (NOT BUSINESS) YOUR INSURANCE
                        AGENT SHOULD HAVE GIVEN YOU A NOTICE TITLED "REQUIRED FEDERAL TRUTH-
                        IN-LENDING DISCLOSURES FOR PERSONAL LINES INSURANCE". IF YOU DID NOT
                        RECEIVE THIS NOTICE, PLEASE CONTACT AFCO AT ONCE SO THAT WE CAN GIVE
                        YOU THE REQUIRED NOTICE.
----------------------------------------------------------------------------------------------------------------------------------


                                                 AVOID JEOPARDIZING YOUR INSURANCE PROTECTION BY MAILING ALL
                                                 PAYMENTS IN TIME TO REACH AFCO ON OR BEFORE THE DUE DATE OF
AFCO Credit Corporation                          YOUR INSTALLMENTS.
08 BB/v(12)/00)Copr.2000
----------------------------------------------------------------------------------------------------------------------------------

Mellon                                               AFCO CAFO


May 6, 2004

CRYOLIFE INC
ATTN: MR ASHLEY LEE
1655 ROBERTS BLVD NW
KENNESAW, GA 30144

RE:    AFCO ACCOUNT NO.:  63-09301-7
       RETURN PREMIUM:  $83,864.00
       INTEREST ADJUSTMENT ALLOWED:  $994.72
       FIRST REVISED PAYMENT AMOUNT:  $208,210.16
       REVISED PAYMENT DUE DATE:  06/01/04

We recently received the captioned refund from your insurance carrier applicable to the policy(ies) indicated above.

This return premium has been applied to your outstanding loan balance, including outstanding late charges, if any, and an interest adjustment allowed. Your future payment(s) has been revised as a result of this action, beginning with the above "first revised payment." Payments due prior to this month remain due at the previously scheduled amount.

Please retain this letter for your records.

If you receive monthly billing notices, future notices will reflect the revised amount due. If you have coupons, revised coupons are attached.

If you have any questions concerning this matter, please contact our office.

Sincerely,
Customer Services

cc:    MARSH USA INC
       ATTN: NICK MCKLOSKEY
       3475 PIEDMONT ROAD STE 1200
       ATLANTA, GA 30305

                                      50th
                      -------------------------------------
                              A N N I V E R S A R Y
                         We Put a Premium on Performance

                  4501 College Blvd, Ste 320, Leawood, KS 66211
                        PO Box 8440 Kansas City, MO 64114
               (913) 491-6700, (800) 288-6901, (913) 491-6638 Fax